UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-0266

Tri-Continental Corporation
(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 850-1864

Date of fiscal year end:	12/31

Date of reporting period:	6/30/03

FORM N-CSR

            ITEM 1. REPORTS TO STOCKHOLDERS.

                TRI-CONTINENTAL CORPORATION
                Mid-Year Report June 30, 2003

Mid-Year Report 2003

Tri-Continental
Corporation

an investment you can live with

Tri-Continental Corporation invests to
produce future growth of both capital
and income, while providing reasonable
current income.

TY is Tri-Continental Corporation’s symbol for its Common Stock on the New York Stock Exchange.

Tri-Continental Corporation

     Your mid-year Stockholder report for Tri-Continental Corporation follows this letter. This report contains performance information, as well as Tri-Continental’s investment results and financial statements, including a portfolio of investments.

     For the six months ended June 30, 2003, Tri-Continental posted a total return of 12.29% based on market price and 9.25% based on net asset value. During the same time period, the S&P 500 returned 11.76%, and the Lipper Closed-End Growth & Income Funds Average returned 11.01%.

     Tri-Continental Corporation’s Annual Stockholders’ Meeting was held on May 15, 2003, in Houston, Texas. At the meeting, four directors were elected, and the selection of Tri-Continental’s independent auditors was ratified. For complete details of the vote, please refer to page 19 of this report. Please also take the time to fill out the survey card included in this report. This survey is completely anonymous and gives Stockholders who were unable to attend the Annual Meeting the opportunity to voice their opinions. We appreciate your assistance.

     Thank you for your continued support of Tri-Continental Corporation. We look forward to serving your investment needs for many years to come.

By Order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

August 18, 2003

Tri-Continental Corporation

Investment Results Per Common Share (unaudited)

TOTAL RETURNS
For Periods Ended June 30, 2003

			Average Annual

	Three	Six	One	Five	Ten
	Months*	Months*	Year	Years	Years

Market Price**	15.69%	12.29%	(6.80)%	(3.07)%	6.64%

Net Asset Value**	14.19	9.25	(5.41)	(4.15)	6.86

Lipper Closed-End
Growth & Income
Funds Average***	16.35	11.01	(0.08)	(1.22)	7.13

S&P 500***	15.39	11.76	0.24	(1.62)	10.04

PRICE PER SHARE
	June 30, 2003	March 31, 2003	December 31, 2002

Market Price	$14.78	$12.81	$13.25
Net Asset Value	17.06	14.98	15.72

DIVIDEND AND CAPITAL GAIN INFORMATION
For the Six Months Ended June 30, 2003
	Capital Gain (Loss)

Dividends Paid†	Realized	Unrealized

$0.09	$(0.77)	$0.27	††

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results. Due to market volatility, current performance may be higher or lower than the performance quoted above.

*	Returns for periods of less than one year are not annualized.
**	These rates of return reflect changes in market price or net asset value, as applicable, and assume that all distributions within the period are taken in additional shares.
***	The Lipper Closed-End Growth & Income Funds Average and the S&P 500 are unmanaged benchmarks that assume reinvestment of all distributions. The Lipper Closed-End Growth & Income Funds Average excludes the effect of any costs associated with the purchase of shares, and the S&P 500 excludes the effect of fees and sales charges. The Lipper Closed-End Growth & Income Funds Average measures the performance of closed-end mutual funds with objectives similar to the Corporation. The S&P 500 measures the performance of 500 of the largest US companies based on market capitalizations. Investors cannot invest directly in an index or an average.

†	Preferred Stockholders were paid dividends totaling $1.25 per share.
††	Represents the per share amount of net unrealized appreciation of portfolio securities as of June 30, 2003.

Tri-Continental Corporation

Stockholder Survey

     Tri-Continental is conducting a survey in an effort to find out more about the Corporation’s Stockholders, particularly how they feel about their investment. Please take a few moments to complete this survey. It is a self mailer that can be folded, sealed, and mailed. Postage has already been paid, and your responses are anonymous.

Tri-Continental’s Discount

     Closed-end funds, like Tri-Continental, usually trade at either a premium or at a discount; in other words, their market price may be higher or lower than net asset value. During the first six months of 2003, Tri-Continental’s discount narrowed from 15.71% on December 31, 2002, to 13.36% on June 30, 2003. This resulted in a disparity between Tri-Continental’s net asset value return of 9.25% and its market price return of 12.29% during this time.

     We are pleased that there has been a convergence between Tri-Continental’s market price and net asset value, creating a narrower discount. Many market professionals believe that a discount represents a buying opportunity to acquire a professionally managed portfolio, with a competitive long-term performance history, at an attractive price.

     Tri-Continental’s manager, J. & W. Seligman & Co. Incorporated, has taken steps to reduce the discount including proactive contact with the sell-side analyst community, increasing market awareness through www.tri-continental.com, and maintaining an ongoing investor relations program, “Introduce Tri-Continental to a Friend.” Also, in November 2002, Tri-Continental renewed its share buyback program for up to 7.5% of shares outstanding as long as the discount remains wider than 10%. While this program was not designed specifically to narrow the discount, that may be a secondary effect. Our studies show that closed-end funds with more rapid growth in the number of shares outstanding tend to have wider discounts, and the buyback program reduces Tri-Continental’s shares outstanding by the number of shares repurchased.

www.tri-continental.com

     Up-to-date information about Tri-Continental — including daily net asset values, monthly fact sheets, portfolio manager commentary, recent reports, and more — is available at www.tri-continental.com. This website was developed for the convenience of current Stockholders and to publicize Tri-Continental.

Stock Repurchase Program

     In November 1998, the Board of Directors authorized a share repurchase program for up to 7.5% of the Corporation’s shares over a 12-month period. This program has been reauthorized each year since, most recently on November 21, 2002. The Board’s decision benefits all Stockholders, allowing them to continue to enjoy the advantages of Tri-Continental’s closed-end structure, while reducing the number of shares outstanding and increasing the net asset value of the remaining shares.

     From November 21, 2002, through June 30, 2003, the Corporation repurchased 5,334,822 shares, representing approximately 4.25% of the shares outstanding on the date the program was reauthorized. During this time, the Corporation purchased shares in the open market in compliance with federal regulations that restrict the amount of its own stock it can repurchase. The repurchase of additional shares is expected to take place through November 2003, as long as the discount remains wider than 10%. The Board of Directors will then consider continuing the program.

Tri-Continental Corporation

Highlights of the First Half (unaudited)

	June 30,		December 31,
Assets:	2003		2002

Total Assets	$2,134,081,237		$1,999,881,314
Amounts Owed	33,571,915		3,949,470

Net Investment Assets	$2,100,509,322		$1,995,931,844
Preferred Stock, at par value	37,637,000		37,637,000

Net Assets for Common Stock	$2,062,872,322		$1,958,294,844

Common shares outstanding	120,950,232		124,564,364
Net Assets Behind Common Share	$17.06		$15.72

	Six Months Ended June 30,

	2003		2002

Taxable Gain:
Net capital loss realized		$(92,561,406)	$(299,022,320)
Per Common share		$(0.77)		$(2.32)
Unrealized capital gain (loss), end of period	$32,472,985		$(103,642,145)
Per Common share, end of period	$0.27			$(0.80)

Income:
Total Income earned	$17,509,621		$24,294,711
Expenses	6,877,120		8,635,227
Preferred Stock Dividends	940,925		940,925

Income for Common Stock	$9,691,576		$14,718,559

Expenses to average net investment assets	0.70	%*	0.63	%*
Expenses to average net assets for Common Stock	0.71	%*	0.64	%*

Dividends per Common Share	$0.09		$0.14

* Annualized.

Tri-Continental Corporation

Diversification of Net Investment Assets (unaudited)

The diversification of portfolio holdings by industry on June 30, 2003, was as follows. Individual securities owned are listed on pages 7 to 10.

				Percent of
				Net Investment
				Assets

				June 30,	December 31,
	Issues	Cost	Value	2003	2002

Net Cash and
Short-Term Holding	1	$53,146,094	$53,146,094	2.5	0.6
Tri-Continental
Financial Division	2	7,192,351	4,045,231	0.2	0.2

	3	60,338,445	57,191,325	2.7	0.8

Common Stocks:
Automobiles and Components	1	9,409,524	12,549,654	0.6	1.2
Banks	6	156,376,347	171,994,395	8.2	6.7
Capital Goods	7	167,662,139	150,978,828	7.2	11.8
Chemicals	1	33,697,050	30,168,320	1.4	1.5
Communications Equipment	2	33,318,005	36,760,570	1.7	3.6
Computers and Peripherals	4	103,263,077	113,745,149	5.4	2.9
Consumer Durables and Apparel	2	38,458,718	41,149,848	2.0	3.0
Consumer Staples	6	173,327,042	172,349,890	8.2	9.1
Diversified Financials	8	285,706,213	299,430,269	14.3	7.6
Electronic Equipment
and Instruments	—	—	—	—	1.2
Energy	9	166,931,539	168,935,853	8.0	7.4
Health Care Equipment
and Services	3	34,456,360	43,812,990	2.1	3.7
Hotels, Restaurants and Leisure	1	21,528,379	22,901,766	1.1	1.0
Insurance	5	91,689,423	91,475,917	4.4	4.8
Media	6	83,340,316	87,242,407	4.1	2.8
Paper and Forest Products	1	30,921,511	31,398,300	1.5	2.9
Pharmaceuticals and Biotechnology	8	187,262,326	194,623,616	9.3	9.0
Retailing	4	61,085,009	67,270,030	3.2	4.7
Semiconductors and
Semiconductor Equipment	6	77,046,803	71,044,562	3.4	2.6
Software and Services	8	144,902,214	148,817,630	7.1	5.2
Telecommunication Services	3	65,803,109	43,889,284	2.1	4.0
Transportation	2	16,943,170	16,999,308	0.8	—
Utilities	2	24,569,618	25,779,411	1.2	2.5

	95	2,007,697,892	2,043,317,997	97.3	99.2

Net Investment Assets	98	$2,068,036,337	$2,100,509,322	100.0	100.0

Tri-Continental Corporation

Largest Portfolio Changes (unaudited)
April 1 to June 30, 2003

Largest Purchases	Largest Sales

Altria Group, Inc.	Gillette Company (The)**
Sun Microsystems, Inc.	International Business Machines Corporation
Bear Stearns Companies Inc. (The)	Pfizer Inc.
ChevronTexaco Corporation*	Starwood Hotels & Resorts Worldwide, Inc.**
Limited Brands*	Viacom Inc. Class “B”
Royal Caribbean Cruises Ltd.*	Procter & Gamble Company (The)
Citigroup Inc.	Coca-Cola Company (The)**
Wachovia Corporation	Biovail Corporation**
Check Point Software Technologies Ltd.*	Lowe’s Companies, Inc.**
Golden West Financial Corporation*	KeyCorp**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

10 Largest Holdings (unaudited)
June 30, 2003
		Percent of
Security	Value	Net Investment Assets

Citigroup Inc.	$93,613,444	4.5
Bank of America Corporation	73,878,825	3.5
General Electric Company	71,697,132	3.4
Microsoft Corporation	70,978,038	3.4
Pfizer Inc.	64,083,773	3.1
Wal-Mart Stores, Inc.	63,756,203	3.0
J.P. Morgan Chase & Co.	61,506,910	2.9
Bear Stearns Companies Inc. (The)	60,630,024	2.9
Altria Group, Inc.	55,840,307	2.7
American Express Company	47,522,500	2.3

Tri-Continental Corporation

Portfolio of Investments (unaudited)		June 30, 2003

	Shares	Value

COMMON STOCKS 97.3%
AUTOMOBILES AND COMPONENTS 0.6%
Lear Corporation*	272,700	$12,549,654

BANKS 8.2%
Bank of America Corporation	934,820	73,878,825
Golden West Financial Corporation	205,500	16,442,055
GreenPoint Financial Corp.	342,400	17,441,856
Radian Group Inc.	285,800	10,474,570
U.S. Bancorp	558,640	13,686,680
Wachovia Corporation	1,002,763	40,070,409

		171,994,395

CAPITAL GOODS 7.2%
Deere & Company	239,300	10,936,010
General Electric Company	2,499,900	71,697,132
Illinois Tool Works Inc.	311,180	20,491,203
Lockheed Martin Corporation	191,123	9,091,721
PACCAR Inc.	111,700	7,522,995
Raytheon Company	345,900	11,359,356
Tyco International Ltd.	1,047,440	19,880,411

		150,978,828

CHEMICALS 1.4%
Air Products and Chemicals, Inc.	725,200	30,168,320

COMMUNICATIONS EQUIPMENT 1.7%
Cisco Systems, Inc.*	1,817,680	30,100,781
Telefonaktiebolaget LM Ericsson “ADRs” (Sweden)	625,920	6,659,789

		36,760,570

COMPUTERS AND PERIPHERALS 5.4%
Dell Inc.*	1,029,200	32,898,378
Hewlett-Packard Company	1,040,930	22,171,809
International Business Machines Corporation	206,420	17,029,650
Sun Microsystems, Inc.*	9,063,180	41,645,312

		113,745,149

CONSUMER DURABLES AND APPAREL 2.0%
Mohawk Industries, Inc.*	286,000	15,881,580
Pulte Homes, Inc.	409,800	25,268,268

		41,149,848

CONSUMER STAPLES 8.2%
Altria Group, Inc.	1,228,880	55,840,307
Avon Products, Inc.	124,010	7,713,422
Kraft Foods Inc. Class “A”	323,170	10,519,184
Procter & Gamble Company (The)	291,056	25,956,374

See footnotes on page 10.

Tri-Continental Corporation

Portfolio of Investments (unaudited)		June 30, 2003

	Shares	Value

CONSUMER STAPLES (continued)
Unilever NV “NY shares” (Netherlands)	158,600	$8,564,400
Wal-Mart Stores, Inc.	1,187,930	63,756,203

		172,349,890

DIVERSIFIED FINANCIALS 14.3%
Allied Capital Corporation	334,500	7,726,950
American Express Company	1,136,630	47,522,500
Bank of New York Company, Inc. (The)	328,380	9,440,925
Bear Stearns Companies Inc. (The)	837,200	60,630,024
Citigroup Inc.	2,187,230	93,613,444
J.P. Morgan Chase & Co.	1,799,500	61,506,910
Merrill Lynch & Co., Inc.	285,100	13,308,468
Morgan Stanley	132,890	5,681,048

		299,430,269

ENERGY 8.0%
ChevronTexaco Corporation	389,500	28,121,900
ConocoPhillips	297,703	16,314,124
Devon Energy Corporation	484,400	25,866,960
Exxon Mobil Corporation	734,525	26,376,793
Noble Energy, Inc.	391,880	14,813,064
Occidental Petroleum Corporation	304,200	10,205,910
Rowan Companies, Inc.*	577,100	12,927,040
Royal Dutch Petroleum Company “NY shares” (Netherlands)	383,100	17,860,122
Weatherford International Ltd.*	392,600	16,449,940

		168,935,853

HEALTH CARE EQUIPMENT AND SERVICES 2.1%
Anthem, Inc.*	226,410	17,467,531
Boston Scientific Corporation*	245,200	14,981,720
Cardinal Health, Inc.	176,730	11,363,739

		43,812,990

HOTELS, RESTAURANTS AND LEISURE 1.1%
Royal Caribbean Cruises Ltd.	988,850	22,901,766

INSURANCE 4.4%
American International Group, Inc.	682,000	37,632,760
W.R. Berkley Corporation	478,430	25,213,261
Everest Re Group, Ltd.	87,110	6,663,915
PartnerRe Ltd.	309,900	15,838,989
RenaissanceRe Holdings Ltd.	134,600	6,126,992

		91,475,917

MEDIA 4.1%
AOL Time Warner Inc.*	1,074,100	17,282,269
Clear Channel Communications, Inc.*	362,200	15,353,658

See footnotes on page 10.

Tri-Continental Corporation

Portfolio of Investments (unaudited)		June 30, 2003

	Shares	Value

MEDIA (continued)
Knight Ridder, Inc.	155,700	$10,732,401
Tribune Company	254,700	12,302,010
Univision Communications Inc. Class “A”*	373,300	11,348,320
Viacom Inc. Class “B”*	463,210	20,223,749

		87,242,407

PAPER AND FOREST PRODUCTS 1.5%
Weyerhaeuser Company	581,450	31,398,300

PHARMACEUTICALS AND BIOTECHNOLOGY 9.3%
Amgen Inc.*	245,990	16,477,640
Barr Laboratories, Inc.*	174,170	11,408,135
Forest Laboratories, Inc.*	150,600	8,245,350
Johnson & Johnson	625,463	32,336,437
Merck & Co., Inc.	414,720	25,111,296
Pfizer Inc.	1,876,538	64,083,773
Teva Pharmaceutical Industries Ltd. “ADRs” (Israel)	225,080	12,814,930
Wyeth	530,100	24,146,055

		194,623,616

RETAILING 3.2%
eBay Inc.*	214,680	22,367,509
Federated Department Stores, Inc.	296,200	10,914,970
Limited Brands	1,382,190	21,423,945
Michaels Stores, Inc.	330,100	12,563,606

		67,270,030

SEMICONDUCTORS AND
SEMICONDUCTOR EQUIPMENT 3.4%
Analog Devices, Inc.*	268,150	9,336,983
Intel Corporation	976,500	20,306,317
KLA-Tencor Corporation*	232,300	10,797,304
Linear Technology Corporation	178,600	5,756,278
LSI Logic Corporation*	1,610,400	11,401,632
Texas Instruments Incorporated	763,980	13,446,048

		71,044,562

SOFTWARE AND SERVICES 7.1%
Adobe Systems Incorporated	421,240	13,483,892
Amdocs Limited*	592,440	14,218,560
BMC Software, Inc.*	376,590	6,149,715
Cadence Design Systems, Inc.*	1,119,650	13,502,979
Check Point Software Technologies Ltd. (Israel)*	877,230	17,105,985
Microsoft Corporation	2,770,956	70,978,038
Network Associates, Inc.*	430,550	5,459,374
Oracle Corporation*	659,100	7,919,087

		148,817,630

See footnotes on page 10.

Tri-Continental Corporation

Portfolio of Investments (unaudited)			June 30, 2003
	Shares,
	Partnership Interest or
	Principal Amount		Value

TELECOMMUNICATION SERVICES 2.1%
Nextel Communications, Inc.*	746,420	shs.	$13,450,488
SBC Communications, Inc.	822,010		21,002,356
Verizon Communications Inc.	239,200		9,436,440

			43,889,284

TRANSPORTATION 0.8%
Burlington Northern Santa Fe Corporation	314,600		8,947,224
CSX Corporation	267,600		8,052,084

			16,999,308

UTILITIES 1.2%
Exelon Corporation	219,300		13,116,333
Xcel Energy, Inc.	841,960		12,663,078

			25,779,411

TOTAL COMMON STOCKS
(Cost $2,007,697,892)			2,043,317,997

TRI-CONTINENTAL FINANCIAL DIVISION 0.2%
WCAS Capital Partners II, L.P.†	$4,727,686		2,336,422
Whitney Subordinated Debt Fund, L.P.†	2,464,665		1,708,809

TOTAL TRI-CONTINENTAL FINANCIAL DIVISION			4,045,231
(Cost $7,192,351)

FIXED TIME DEPOSIT 2.1%
Rabobank Nederland, Grand Cayman 1.25%, 7/1/03
(Cost $44,500,000)	44,500,000		44,500,000

TOTAL INVESTMENTS 99.6%
(Cost $2,059,390,243)			2,091,863,228
OTHER ASSETS LESS LIABILITIES 0.4%			8,646,094

NET ASSETS 100.0%			$2,100,509,322

* Non-income producing security.
† Restricted securities.
See Notes to Financial Statements.

Tri-Continental Corporation

Statement of Assets and Liabilities (unaudited) June 30, 2003

Assets:
Investments, at value
Common stocks (cost—$2,007,697,892)	$2,043,317,997
Tri-Continental Financial Division
(cost—$7,192,351)	4,045,231
Fixed time deposit (cost—$44,500,000)	44,500,000

		$2,091,863,228
Receivable for securities sold		38,797,899
Receivable for dividends and interest		2,632,006
Investment in, and expenses prepaid to, stockholder service agent		700,495
Other		87,609

Total Assets		2,134,081,237

Liabilities:
Payable for securities purchased		30,779,957
Payable for Common Stock repurchased		857,708
Management fee payable		722,158
Preferred dividends payable		470,463
Bank overdraft		163,662
Accrued expenses and other		577,967

Total Liabilities		33,571,915

Net Investment Assets		2,100,509,322
Preferred Stock		37,637,000

Net Assets for Common Stock		$ 2,062,872,322

Net Assets per share of Common Stock
(Market value—$14.78)		$17.06

Statement of Capital Stock and Surplus (unaudited) June 30, 2003

Capital Stock:
$2.50 Cumulative Preferred Stock, $50 par value,
assets coverage per share—$2,790.48
Shares authorized—1,000,000; issued and
outstanding—752,740		$37,637,000
Common Stock, $0.50 par value:
Shares authorized—159,000,000; issued and
outstanding—120,950,232		60,475,116
Surplus:
Capital surplus		2,798,011,203
Dividends in excess of net investment income		(2,023,524)
Accumulated net realized loss		(826,063,458)
Net unrealized appreciation of investments		32,472,985

Net Investment Assets		$2,100,509,322

See Notes to Financial Statements.

Tri-Continental Corporation

Statement of Operations (unaudited) For the Six Months Ended June 30, 2003

Investment Income:
Dividends (net of foreign taxes withheld of $108,279)	$17,216,273
Interest	293,348

Total Investment Income		$17,509,621
Expenses:
Management fees	4,087,450
Stockholder account and registrar services	1,782,824
Stockholder reports and communications	341,120
Custody and related services	212,451
Directors’ fees and expenses	181,052
Stockholders’ meeting	107,112
Auditing and legal fees	74,894
Registration	21,219
Miscellaneous	68,998

Total Expenses		6,877,120

Net Investment Income		10,632,501	*
Net Realized and Unrealized Gain (Loss)
on Investments:
Net realized loss on investments	(92,561,406)
Net change in unrealized depreciation
of investments	247,871,202

Net Gain on Investments		155,309,796

Increase in Net Assets
from Operations		$165,942,297

* Net investment income for Common Stock is $9,691,576, which is net of Preferred Stock dividends of $940,925.
See Notes to Financial Statements.

Tri-Continental Corporation

Statements of Changes in Net Investment Assets (unaudited)

	Six Months Ended	Year Ended
	June 30, 2003	December 31, 2002

Operations:
Net investment income	$10,632,501	$31,330,983
Net realized loss on investments	(92,561,406)	(527,888,865)
Net change in unrealized appreciation/depreciation
of investments	247,871,202	(256,514,118)

Increase (Decrease) in Net Assets
from Operations	165,942,297	(753,072,000)

Distributions to Stockholders:
Net investment income:
Preferred Stock (per share: $1.25 and $2.50)	(940,925)	(1,881,850)
Common Stock (per share: $0.09 and $0.26)	(10,975,263)	(33,374,284)

Decrease in Net Investment Assets
from Distributions	(11,916,188)	(35,256,134)

Capital Share Transactions:
Value of shares of Common Stock issued
for investment plans (614,782 and 1,596,880 shares)	8,338,235	26,284,545
Cost of shares of Common Stock purchased
from investment plan participants
(1,286,891 and 2,654,532 shares)	(17,487,608)	(41,998,152)
Cost of shares of Common Stock purchased in the
open market (2,942,900 and 6,850,800 shares)	(40,300,135)	(111,326,749)
Net proceeds from issuance of shares of
Common Stock upon exercise of
Warrants (877 and 8,568 shares)	877	8,570

Decrease in Net Investment Assets
from Capital Share Transactions	(49,448,631)	(127,031,786)

Increase (Decrease) in Net Investment Assets	104,577,478	(915,359,920)
Net Investment Assets:
Beginning of period	1,995,931,844	2,911,291,764

End of Period (net of dividends in excess of
net investment income of $2,023,524 and
$739,837, respectively)	$ 2,100,509,322	$1,995,931,844

See Notes to Financial Statements.

Tri-Continental Corporation
Notes to Financial Statements (unaudited)
1.     Significant Accounting Policies — The financial statements of Tri-Continental Corporation (the “Corporation”) have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. These unaudited interim financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following summarizes the significant accounting policies of the Corporation:

a.	Security Valuation — Investments in stocks, limited partnership interests, and short-term holdings maturing in more than 60 days are valued at current market values or, in their absence, fair value determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b.	Federal Taxes — There is no provision for federal income tax. The Corporation has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net realized gain.

c.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statements and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on the accrual basis.

d.	Distributions to Stockholders — The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or capital gain, and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net investment assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Corporation.

2.     Capital Stock Transactions — Under the Corporation’s Charter, dividends on the Common Stock cannot be declared unless net assets, after such dividends and dividends on Preferred Stock, equal at least $100 per share of Preferred Stock outstanding. The Preferred Stock is subject to redemption at the Corporation’s option at any time on 30 days’ notice at $55 per share (or a total of $41,400,700 for the shares outstanding) plus accrued dividends, and entitled in liquidation to $50 per share plus accrued dividends.
     The Corporation, in connection with its Automatic Dividend Investment and Cash Purchase Plan and other Stockholder plans, acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. For the six months ended June 30, 2003, 1,286,891 shares were purchased from Plan participants at a cost of $17,487,608, which represented a weighted average discount of 14.12% from the net asset value of those acquired shares. A total of 614,782 shares were issued to Plan participants during the six months ended June 30, 2003, for proceeds of $8,338,235, at a discount of 15.05% from the net asset value of those shares.
     For the six months ended June 30, 2003, the Corporation purchased 2,942,900 shares of its Common Stock in the open market at an aggregate cost of $40,300,135, which represented a weighted average discount of 13.58% from the net asset value of those acquired shares.
     At June 30, 2003, 290,948 shares of Common Stock were reserved for issuance upon exercise of 12,931 Warrants, each of which entitled the holder to purchase 22.50 shares of Common Stock at $1.00 per share. Assuming the exercise of all Warrants outstanding at June 30, 2003, net investment assets would have

Tri-Continental Corporation

Notes to Financial Statements (unaudited)

increased by $290,948 and the net asset value of the Common Stock would have been $17.02 per share. The number of Warrants exercised during the six months ended June 30, 2003, and the year ended December 31, 2002, was 39 and 381, respectively.

3. Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding options and short-term investments, amounted to $1,122,736,609 and $1,214,706,713, respectively. At June 30, 2003, the cost of investments for federal income tax purposes was $2,062,574,743. The tax basis cost was greater than the cost for financial reporting purposes due to the tax deferral of losses on wash sales in the amount of $3,184,500. The tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $142,990,777 and $113,702,292, respectively.

4. Repurchase Agreements — The Corporation may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by J. & W. Seligman & Co. Incorporated (the “Manager”). Securities received as collateral subject to repurchase agreements are deposited with the Corporation’s custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements’ underlying securities to ensure the existence of the proper level of collateral.

5. Management Fee, Administrative Services, and Other Transactions — The Manager manages the affairs of the Corporation and provides for the necessary personnel and facilities. Compensation of all officers of the Corporation, all directors of the Corporation who are employees of the Manager, and all personnel of the Corporation and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to a percentage of the Corporation’s daily net assets (including the liquidation value of the Corporation’s Preferred Stock) at the close of business on the previous business day. The management fee rate is calculated on a sliding scale of 0.45% to 0.375%, based on average daily net assets of all the investment companies managed by the Manager. The management fee for the six months ended June 30, 2003, was equivalent to an annual rate of 0.41% of the average daily net assets of the Corporation.

     Seligman Data Corp., which is owned by the Corporation and certain associated investment companies, charged the Corporation at cost $1,749,288 for stockholder account services in accordance with a methodology approved by the Corporation’s directors. Costs of Seligman Data Corp. directly attributable to the Corporation were charged to the Corporation. The remaining charges were allocated to the Corporation by Seligman Data Corp. pursuant to a formula based on the Corporation’s net assets, stockholder transaction volume and number of stockholder accounts.

     The Corporation and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Corporation to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Corporation’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of June 30, 2003, the Corporation’s potential obligation under the Guaranties is $941,600. As of June 30, 2003, no event has occurred which would result in the Corporation becoming liable to make any payment under a Guaranty. A portion of rent paid by Seligman Data Corp. is charged to the Corporation as part of Seligman Data Corp.’s shareholder account services cost.

     The Corporation’s investment in Seligman Data Corp. is recorded at a cost of $43,681.

     Certain officers and directors of the Corporation are officers or directors of the Manager and/or Seligman Data Corp.

     The Corporation has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Corporation or other funds in the Seligman Group of

Tri-Continental Corporation

Notes to Financial Statements (unaudited)

Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses, and the accumulated balance thereof at June 30, 2003, of $230,557 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

6. Capital Loss Carryforward and Other Tax Adjustments — At December 31, 2002, the Corporation had a net capital loss carryforward for federal income tax purposes of $687,863,434, which is available for offset against future taxable net capital gains, expiring in 2010. The amount was determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to stockholders until net capital gains have been realized in excess of available capital loss carryforwards.

     In addition, the Corporation elected to defer to January 1, 2003, the recognition for tax purposes of net losses of $37,298,808 realized on sales of investments after October 31, 2002. These losses will be available to offset future taxable net gains.

7. Restricted Securities — At June 30, 2003, the Tri-Continental Financial Division of the Corporation comprised two investments that were purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Corporation. The acquisition dates of investments in the limited partnerships were as follows:

Investments	Acquisition Date(s)	Cost

WCAS Capital Partners II, L.P.	12/11/90 to 3/24/98	$4,727,686
Whitney Subordinated Debt Fund, L.P	7/12/89 to 11/10/98	2,464,665

Total		$7,192,351

Tri-Continental Corporation

Financial Highlights (unaudited)

     The Corporation’s financial highlights are presented below. “Per share operating performance” data is designed to allow investors to trace the operating performance, on a per Common share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amounts, using average shares outstanding.

     “Total investment return” measures the Corporation’s performance assuming that investors purchased shares of the Corporation at the market value or net asset value as of the beginning of the period, invested dividends and capital gains paid, as provided for in the Corporation’s Prospectus and Automatic Dividend Investment and Cash Purchase Plan, and then sold their shares at the closing market value or net asset value per share on the last day of the period. The computations do not reflect taxes or any sales commissions investors may incur in purchasing or selling shares of the Corporation. Total investment returns are not annualized for periods of less than one year.

     The ratios of expenses and net investment income to average net investment assets and to average net assets for Common Stock for the periods presented do not reflect the effect of dividends paid to Preferred Stockholders.

	Six Months	Year Ended December 31,
	Ended
	June 30, 2003	2002	2001	2000	1999	1998

Per Share Operating Performance:
Net Asset Value,
Beginning of Period	$15.72	$21.69	$25.87	$32.82	$34.13	$32.06

Net investment income	0.09	0.25	0.32	0.35	0.48	0.54
Net realized and unrealized
investment gain (loss)	1.35	(5.95)	(3.02)	(3.25)	2.90	7.01
Net realized and unrealized loss
from foreign currency transactions	—	—	—	—	—	(0.01)

Increase (Decrease) from
Investment Operations	1.44	(5.70)	(2.70)	(2.90)	3.38	7.54
Dividends paid on Preferred Stock	(0.01)	(0.01)	(0.01)	(0.02)	(0.02)	(0.02)
Dividends paid on Common Stock	(0.09)	(0.26)	(0.28)	(0.33)	(0.48)	(0.52)
Distributions from net gain realized	—	—	(1.11)	(3.30)	(3.79)	(4.28)
Issuance of Common Stock
in gain distributions	—	—	(0.08)	(0.40)	(0.40)	(0.65)

Net Increase (Decrease)
in Net Asset Value	1.34	(5.97)	(4.18)	(6.95)	(1.31)	2.07

Net Asset Value,
End of Period	$17.06	$15.72	$21.69	$25.87	$32.82	$34.13

Adjusted Net Asset Value,
End of Period*	$17.02	$15.69	$21.65	$25.82	$32.75	$34.06
Market Value, End of Period	$14.78	$13.25	$18.75	$21.1875	$27.875	$28.50

See footnotes on page 18.

Tri-Continental Corporation

Financial Highlights (unaudited)

	Six Months		Year Ended December 31,
	Ended
	June 30, 2003		2002	2001	2000	1999	1998

Total Investment Return:
Based upon market value	12.29%		(28.18)%	(5.22)%	(11.56)%	12.57%	26.19%
Based upon net asset value	9.25%		(26.35)%	(10.20)%	(8.29)%	10.67%	25.80%
Ratios/Supplemental Data:
Expenses to average net
investment assets	0.70	%†	0.67%	0.59%	0.54%	0.56%	0.58%
Expenses to average net assets for
Common Stock	0.71	%†	0.68%	0.60%	0.54%	0.56%	0.58%
Net investment income to
average net investment assets	1.08	%†	1.29%	1.36%	1.10%	1.36%	1.59%
Net investment income to average
net assets for Common Stock	1.10	%†	1.31%	1.37%	1.11%	1.38%	1.60%
Portfolio turnover rate	58.19%		152.79%	124.34%	54.13%	42.83%	63.39%
Net Investment Assets,
End of Period (000s omitted):
For Common Stock	$2,062,872		$1,958,295	$2,873,655	$3,458,009	$4,109,863	$4,002,516
For Preferred Stock	37,637		37,637	37,637	37,637	37,637	37,637

Total Net Investment Assets	$2,100,509		$1,995,932	$2,911,292	$3,495,646	$4,147,500	$4,040,153

* Assumes the exercise of outstanding warrants.
See Notes to Financial Statements.

Tri-Continental Corporation

Proxy Results

     Tri-Continental Corporation Stockholders voted on the following proposals at the Annual Meeting of Stockholders on May 15, 2003, in Houston, TX. The description of each proposal and the voting results are stated below. Each nominee for Director was elected and the selection of Deloitte & Touche LLP as auditors for 2003 was ratified.

	For	Withheld

Election of Directors:
Robert B. Catell	95,357,921.454	3,967,940.990
John R. Galvin	95,207,031.167	4,118,831.277
William C. Morris	95,131,238.246	4,194,624.198
Robert L. Shafer	95,201,302.630	4,124,559.814

	For	Against	Abstain

Ratification of Deloitte &
Touche LLP as auditors	96,304,835.629	1,710,481.974	1,312,498.841

Tri-Continental Corporation

Board of Directors
Robert B. Catell (3,4)	William C. Morris (1)
Chairman and Chief Executive Officer,	Chairman of the Board,
KeySpan Corporation	J. & W. Seligman & Co. Incorporated
Chairman, Carbo Ceramics Inc.
John R. Galvin (2,4)
Dean Emeritus, Fletcher School of Law and	Leroy C. Richie (2,4)
Diplomacy at Tufts University	Chairman and CEO, Q Standards
Worldwide, Inc.
Paul C. Guidone (1)	Director, Kerr-McGee Corporation
Chief Investment Officer,
J. & W. Seligman & Co. Incorporated	Robert L. Shafer (3,4)
Retired Vice President, Pfizer Inc.
Alice S. Ilchman (3,4)
President Emerita, Sarah Lawrence College	James N. Whitson (2,4)
Trustee, Committee for Economic	Director, C-SPAN
Development	Director, CommScope, Inc.

Frank A. McPherson (3,4)	Brian T. Zino (1)
Director, ConocoPhillips	President, J. & W. Seligman & Co. Incorporated
Director, Integris Health	Chairman, Seligman Data Corp.
Chairman, ICI Mutual Insurance Company
John E. Merow (2,4)	Member of the Board of Governors,
Director, Commonwealth Industries, Inc.	Investment Company Institute
Trustee, New York-Presbyterian Hospital
Retired Chairman and Senior Partner,
Sullivan & Cromwell LLP
Member: (1) Executive Committee
Betsy S. Michel (2,4)	(2) Audit Committee
Trustee, The Geraldine R. Dodge Foundation	(3) Director Nominating Committee
(4) Board Operations Committee

Tri-Continental Corporation

Executive Officers

William C. Morris	Charles W. Kadlec
Chairman	Vice President

Brian T. Zino	Thomas G. Rose
President and Chief Executive Officer	Vice President

Ben-Ami Gradwohl	Lawrence P. Vogel
Vice President	Vice President and Treasurer

David Guy	Frank J. Nasta
Vice President	Secretary

For More Information

Manager	Important Telephone Numbers
J. & W. Seligman & Co. Incorporated	(800) TRI-1092	Stockholder Services
100 Park Avenue
New York, NY 10017	(800) 445-1777	Retirement Plan Services

Stockholder Service Agent	(212) 682-7600	Outside the United States
Seligman Data Corp.
100 Park Avenue	(800) 622-4597	24-Hour Automated
New York, NY 10017		Telephone Access Service

www.tri-continental.com

Tri-Continental Corporation

Managed by

J. & W. SELIGMAN & CO.
INCORPORATED
Investment Managers and Advisors
ESTABLISHED 1864
100 Park Avenue, New York, NY 10017

This report is intended only for the information of Stockholders or those who have received the current prospectus covering shares of Common Stock of Tri-Continental Corporation, which contains information about management fees and other costs.

www.tri-continental.com

CETRI3 6/03

ITEM 2. CODE OF ETHICS.
       Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
       Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
       Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS
       Not applicable.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
       Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submission Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 10. EXHIBITS.

(a)(1)	Not applicable.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TRI-CONTINENTAL CORPORATION

By:	/S/ BRIAN T. ZINO Brian T. Zino President and Chief Executive Officer

Date:	August 22, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.

By:	/S/ BRIAN T. ZINO Brian T. Zino President and Chief Executive Officer

Date:	August 22, 2003

By:	/S/ LAWRENCE P. VOGEL Lawrence P. Vogel Vice President, Treasurer and Chief Financial Officer

Date:	August 22, 2003

TRI-CONTINENTAL CORPORATION

EXHIBIT INDEX

(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.